                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 1997




                              CHEMTRAK INCORPORATED
             (Exact name of registrant as specified in its charter)



        Delaware                       0-19749                  77-0295388
(State of jurisdiction)         (Commission File No.)          (IRS Employer
                                                             Identification No.)



                              929 E. Arques Avenue
                            Sunnyvale, CA 94086-4520
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 773-8156








                                       1.

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Item 5.  Other Events

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         On September 25, 1997, ChemTrak Incorporated (the "Company") announced the termination of its Distribution and Supply Agreement with Astra Merck Inc. ("AMI") and the signing of an Option Agreement with AMI. AMI will make a $2.4 million payment to the Company for the Company's release of AMI's liabilities under the Distribution and Supply Agreement and in partial consideration for the Option Agreement. The Termination Agreement, the Option Agreement, and a press release announcing these events are filed as exhibits hereto and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

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(c)      Exhibits.

Exhibit
Number          Description
---------       --------------

10.42           Termination Agreement between the Company and Astra Merck Inc.
                ("AMI") dated September 25, 1997.

10.43           Option Agreement between the Company and AMI dated September 25,
                1997.

99.1            Press Release





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ChemTrak Incorporated



Dated:  September 30, 1997             By: /s/ Edward F. Covell
                                          --------------------------------------
                                              Edward F. Covell
                                              President and
                                              Chief Executive Officer






                                       3.

                                  EXHIBIT INDEX



Exhibit
Number          Description
---------       --------------

10.42           Termination Agreement between the Company and Astra Merck Inc.
                ("AMI") dated September 25, 1997.

10.43           Option Agreement between the Company and AMI dated September 25,
                1997.

99.1            Press Release







                                       4.